November 23, 2020

DREYFUS CASH MANAGEMENT

Supplement to Summary Prospectus and Prospectus
Preferred Shares

The fund's board has approved the fund's acquiring the assets of Dreyfus Institutional Preferred Money Market Fund ("DIPMMF"), a money market fund advised by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), in exchange solely for shares of the fund and the assumption by the fund of DIPMMF's stated liabilities, subject to the approval of DIPMMF's shareholders (the "Merger"). If approved by shareholders of DIPMMF, the Merger would occur on or about May 4, 2021 and the changes described below, except as otherwise noted, would be effective prior to consummation of the Merger, which currently are scheduled to take effect on or about May 1, 2021 (the "Contingent Effective Date"). If the Merger is not approved by DIPMMF shareholders and consummated, the changes described below will not be implemented for the fund.

Preferred shares of the fund are new and have been authorized by the fund's board to be issued in connection with the Merger. Accordingly, Preferred shares of the fund are currently not being offered.

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As of the Contingent Effective Date, the fund's management fee payable to BNYM Investment Adviser, the fund's investment adviser, will be reduced from an annual rate of 0.20% to an annual rate of 0.10% of the value of the fund's average daily net assets. In addition, as of the Contingent Effective Date, BNYM Investment Adviser will contractually agree to waive receipt of its fees and/or assume the expenses of the fund's Preferred shares for at least two years after the consummation of the Merger, so that the direct expenses of Preferred shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.10%.

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As of May 5, 2021, the times at which the fund's net asset value is calculated, and the trading deadline for orders in proper form, will be changed from 3:00 p.m., Eastern time, to 9:00 a.m., 12:00 p.m. and 3:00 p.m., Eastern time.

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As of the Contingent Effective Date, the following information supersedes and replaces any contrary information contained in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" in the fund's prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Preferred Shares
Management fees*	.10
Other expenses	.01
Total annual fund operating expenses	.11
Fee waiver and/or expense reimbursement**	(.01)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.10

* Restated to reflect current management fees.

** BNYM Investment Adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund's Preferred shares for at least two years after the consummation of the Merger, so that the direct expenses of Preferred shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.10%.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a

5% return each year and that the fund's operating expenses remain the same. The one-year example and the first two years of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNYM Investment Adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Preferred Shares	$10	$33	$60	$139

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Effective as of May 5, 2021, the following information supersedes and replaces any contrary information contained in the section "Shareholder Guide – Buying and Selling Shares – How to Buy Shares" in the fund's prospectus:

The time at which the fund's net asset value ("NAV") is calculated, and the trading deadline for orders "in proper form", is reflected in the table below.

Name of Fund	Fund Calculation of NAV/Trading Deadline for Orders in Proper Form
Dreyfus Cash Management	9:00 a.m., 12:00 p.m. and 3:00 p.m.

All times are Eastern time.

Orders in proper form received and accepted by the fund will become effective at the next NAV determined. Orders received in proper form and accepted by 3:00 p.m. will receive the dividend declared on that day. Investors whose orders are received in proper form and accepted after 3:00 p.m. will be priced at the NAV determined at 9:00 a.m., and will begin to accrue dividends, on the following business day.

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